SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 30, 2001



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




       DELAWARE                   File No. 1-8989           13-3286161
       (State or other           (Commission File          (IRS Employer
       jurisdiction of            Number)                   Identification
      incorporation)                                        Number)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (zip code)


          Registrant's telephone number, including area code:(212)  272-2000
                                                             ---------------

                                 Not Applicable
          (former name or former address, if changed since last report)

Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated March 30, 2001, announcing its regular quarterly cash dividend on its outstanding shares of common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                          (99) Press Release, dated March 30, 2001.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.



                                            By:   /s/ Marshall J Levinson
                                                  Marshall J Levinson
                                                  Controller
                                                 (Principal Accounting Officer)

Dated:   April 3, 2001

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                Press Release, dated March 30, 2001

For Immediate Release


Contact: Elizabeth Ventura (212) 272-9251
         Rebecca Haas      (212) 272-8188


                         THE BEAR STEARNS COMPANIES INC.
                       DECLARES COMMON STOCK CASH DIVIDEND

NEW YORK -March 30, 2001- The Bear Stearns Companies Inc. (NYSE: BSC) today announced its regular quarterly cash dividend on its outstanding shares of common stock.

         The Board of Directors declared a regular quarterly cash dividend of 15 cents per share on the outstanding shares of common stock, payable April 30, 2001 to stockholders of record on April 16, 2001.

         Founded in 1923, The Bear Stearns Companies Inc. is the parent company of Bear, Stearns & Co. Inc., a leading worldwide investment banking and securities trading and brokerage firm serving corporations, governments, institutions and individuals worldwide. With approximately $25.8 billion in total capital, the company's business includes corporate finance and mergers and acquisitions, public finance, institutional equities and fixed income sales and trading, private client services, foreign exchange and futures sales and trading, equity and fixed income research, derivatives, asset management and custody services. Through Bear, Stearns Securities Corp., it offers prime broker and broker dealer services, including securities lending. Headquartered in New York City, the company had approximately 11,300 employees as of February 23, 2001, located in domestic offices in Atlanta, Boston, Chicago, Dallas, Denver, Los Angeles, San Francisco and San Juan; and an international presence in Beijing, Buenos Aires, Dublin, Hong Kong, London, Lugano, Sao Paulo, Seoul, Shanghai, Singapore and Tokyo. For additional information about Bear Stearns, please visit our Web site at http://www.bearstearns.com.